Prospectus supplement	April 30, 2010

Putnam VT New Opportunities Fund Prospectuses dated April 30, 2010

The sections Fund summary or Fund summaries and Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that Robert Brookby is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Brookby joined the fund in 2010. From 2008 to present, he has been employed by Putnam Management as a Portfolio Manager. He was employed by American Century Investments as a Portfolio Manager from 2005 to 2008 and as an Equity Analyst from 2000 to 2005.

HV- 6456

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Prospectus supplement	April 30, 2010

Putnam VT Vista Fund Prospectuses dated April 30, 2010

The sections Fund summary or Fund summaries and Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that Robert Brookby is the sole officer of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Brookby joined the fund in 2010. From 2008 to present, he has been employed by Putnam Management as a Portfolio Manager. He was employed by American Century Investments as a Portfolio Manager from 2005 to 2008 and as an Equity Analyst from 2000 to 2005.

HV- 6457

261819 4/10